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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        OMNI Energy Services Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

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                                   [OMNI LOGO]

                                   PO BOX 3761
                               LAFAYETTE, LA 70502
                     Office: 337-896-6664 Fax: 337-896-6655




Dear Shareholder:

         On May 14, 2004, OMNI Energy Services Corp. (the "Company") sent to you a proxy statement requesting your approval at the upcoming annual meeting of shareholders of the Company on June 17, 2004 (the "Shareholders Meeting"), of, among other things, certain Securities Purchase Agreements pursuant to which the Company sold to certain investors securities in the form of convertible debentures and warrants (the "Securities Purchase Agreements"). We have included a copy of the proxy statement sent to you last month for your convenience. We are in receipt of your proxy card for the proposals to be voted on at the Shareholders Meeting; however, you have not cast a vote under Proposal No. 3 captioned "To approve the Securities Purchase Agreement". The Board of Directors of the Company unanimously recommends that you vote FOR approval of the Securities Purchase Agreements.

         Enclosed for your completion is a proxy card on which we urge you to indicate your approval or disapproval under Proposal No. 3 captioned "To approve the Securities Purchase Agreement". Note that any vote cast by a previously submitted proxy will remain in effect unless you revoke your proxy or change such vote in a subsequently submitted proxy. Thus, to vote on the Securities Purchase Agreements proposal now, you only need to mark your vote under Proposal No. 3 and return a signed and dated proxy - no vote on any other proposal is necessary unless you wish to change your vote on such proposal.

         As noted above, the Shareholders Meeting will take place on June 17, 2004. Please return your proxy as soon as possible upon receipt so that your vote may be counted at the Shareholders Meeting.

         PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.



                                             By Order of the Board of Directors

                                             /s/ Staci L. Marcelissen
                                             STACI L. MARCELISSEN
                                             Secretary


Carencro, Louisiana
June 14, 2004